UBS Money Market Fund
Prospectus

June 28, 2010

This prospectus offers Class A, Class B and Class C shares of UBS Money Market Fund solely through exchange for shares of the corresponding class of other Family Funds (as defined herein). As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Money Market Fund

Contents

The fund
What every investor should know about the fund

Fund summary	1

More information about the fund	6

Your investment
Information for managing your fund account

Managing your fund account	9
—Flexible pricing
—Buying shares
—Selling shares
—Exchanging shares
—Transfer agent
—Transfer of account limitations
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund

Management	18
Dividends and taxes	19
Disclosure of portfolio holdings	21
Financial highlights	22
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

UBS Global Asset Management

UBS Money Market Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and conservation of capital.

Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None	None	None

Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5%	1%

Exchange fee	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C

Management fees	0.50%	0.50%	0.50%

Distribution and/or service (12b-1) fees	0.25	0.75	0.75

Other expenses*	0.70	0.76	0.69

Total annual fund operating expenses	1.45	2.01	1.94

Management fee waiver/expense reimbursements**	0.50	0.56	0.49

Total annual fund operating expenses after fee waiver and/or expense reimbursement**	0.95	1.45	1.45

*	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

**	The fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through June 30, 2011 (excluding interest expense, if any, and extraordinary items) would not exceed the following: Class A, 0.95%, Class B, 1.45%, and Class C, 1.45%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

UBS Global Asset Management	1

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

Class A	$97	$409	$745	$1,692

Class B (assuming sales of all shares at end of period)	648	876	1,231	2,016	*

Class B (assuming no sales of shares)	148	576	1,031	2,016	*

Class C (assuming sales of all shares at end of period)	248	562	1,002	2,225

Class C (assuming no sales of shares)	148	562	1,002	2,225

* Reflects conversion to Class A shares after a maximum of 6 years.

Principal strategies
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

2	UBS Global Asset Management

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates.

•	Foreign investing risk—The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

•	Government securities risk—There are different types of US government securities with different levels of credit risk. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored corporation; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The relative level of risk depends on the nature of the particular government support for that security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

•	Liquidity risk—Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

•	Management risk—The investment advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

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Performance

Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The bar chart shows Class B shares because they have the longest performance history of any class of fund shares.

The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods for each class of the fund’s shares. That table does reflect fund sales charges.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return on Class B shares

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793-8637 (Option #1).

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Average annual total returns
(for the periods ended December 31, 2009)

	Class A	Class B*	Class C
Class (inception date)	(07/01/91)	(09/26/86)	(07/14/92)

One year	0.17%	(4.98)%	(0.97)%

Five years	2.19	1.38	1.75

Ten years	2.13	1.83	1.65

* Assumes conversion of Class B shares to Class A shares after six years.

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the investment advisor to the fund.

Purchase and sale of fund shares
Shares of the fund are offered solely through exchange for shares of the corresponding class of other Family Funds, which include other UBS funds, PACESM Select funds and other funds for which UBS Global Asset Management (US) Inc. serves as principal underwriter. There are no minimum investment requirements. Shares of the fund may be redeemed through a financial advisor on any business day that the New York Stock Exchange is open.

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Global AM and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

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UBS Money Market Fund

More information about the Fund

Additional information about the investment objective
The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies
Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Additional information about principal risks
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

Foreign investing risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

6	UBS Global Asset Management

UBS Money Market Fund

Government securities risk. Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Liquidity risk. The fund primarily invests in a diversified portfolio of high quality money market instruments of governmental and private issuers. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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UBS Money Market Fund

Additional risk
Regulatory risk. The US Securities and Exchange Commission (“SEC”) continues to review the regulation of money market funds and may propose further changes to the rules that govern the fund’s operations. Legislative developments may also affect the fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of the fund.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Structured security risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

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UBS Money Market Fund

Managing your fund account

Flexible pricing
The fund offers three classes of shares—Class A, Class B and Class C—solely through exchange for shares of the corresponding class of other Family Funds. “Family Funds” include other UBS funds, UBS PACESM Select funds and other funds for which UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter. No front-end sales charge is imposed when fund shares are acquired through an exchange, and no deferred sales charge is imposed when shares of another Family Fund are exchanged for the fund’s shares.

The fund and the other Family Funds that use the flexible pricing system have adopted rule 12b-1 plans for their Class A, Class B and Class C shares that allow each fund to pay service fees for services provided to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Class A shares
Class A shares have no front-end sales charge because they are acquired through an exchange of Class A shares of certain other Family Funds already owned. Class A shares of other Family Funds generally have a front-end sales charge that is included in the offering price of the Class A shares of the Family Fund originally purchased as described in the prospectus for such Family Fund. This sales charge is paid at the time of the original purchase and not invested in the original Family Fund purchased.

Class A shares of the fund pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

You may have to pay a 1% deferred sales charge when you sell Class A shares of the fund if:

•	The front-end sales charge was waived for the Class A shares you exchanged for fund shares because your initial purchase was $1 million or more; and

•	You sell your Class A shares of the fund within one year of the initial purchase date for the Class A shares that you later exchanged for fund shares.

This deferred sales charge would be 1% of the lesser of the offering price of the Class A shares initially purchased or the net asset value of the Class A shares of the fund at the time of sale. We will not impose the deferred sales charge on Class A shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class A shares under the Automatic Cash Withdrawal Plan.

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UBS Money Market Fund

Class B shares
Class B shares have a deferred sales charge. When you initially purchase Class B shares of a Family Fund, we invest 100% of your purchase, and no deferred sales charge is imposed when you exchange those shares for Class B shares of the fund. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

The fund’s Class B shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares of the fund. (The length of time you held the shares from which you exchanged into the fund will count towards the specified period.) Class A shares have lower ongoing expenses.

You will pay a deferred sales charge if you sell Class B shares before the end of the specified period. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares initially purchased or the net asset value of the Class B shares of the fund at the time of sale by the percentage shown below:

Sales of fund shares acquired through an exchange for shares of UBS S&P 500 Index Fund

	Percentage (based on amount of
	investment) by which the shares’
	net asset value is multiplied:

		$100,000	$250,000	$500,000
If you sell	Less than	to	to	to
shares within:	$100,000	$249,999	$499,999	$999,999

1st year since purchase	3%	2%	2%	1%
2nd year since purchase	3	2	1	1
3rd year since purchase	2	1	1	None
4th year since purchase	2	1	None	None
5th year since purchase	1	None	None	None
6th year since purchase	1	None	None	None
7th year since purchase	None	None	None	None

The above schedule applies only if you acquired shares of UBS S&P 500 Index Fund as your original purchase and not through an exchange.

Sales of fund shares acquired through an exchange for shares of any other Family Fund

	Percentage (based on amount of
	investment) by which the shares’
	net asset value is multiplied:

		$100,000	$250,000	$500,000
If you sell	Less than	to	to	to
shares within:	$100,000	$249,999	$499,999	$999,999

1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4	2	2	1
3rd year since purchase	3	2	1	None
4th year since purchase	2	1	None	None
5th year since purchase	2	None	None	None
6th year since purchase	1	None	None	None
7th year since purchase	None	None	None	None

10	UBS Global Asset Management

UBS Money Market Fund

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more in your original Family Fund purchase, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•	First, Class B shares representing reinvested dividends, and

•	Second, Class B shares that you have owned the longest.

Class C shares
The fund’s Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you initially purchased the Class C shares that you later exchanged for fund shares. The deferred sales charge will be either 0.75% or 1.00%, depending on the deferred sales charge that would have applied to the initially purchased Class C shares. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% or 1.00% (as applicable) by the lesser of the net asset value of the Class C shares initially purchased or the net asset value of the Class C shares of the fund at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A, Class B and Class C shares deferred sales charge waivers. The deferred sales charge will be waived for:

•	Redemptions of Class A shares by former holders of Class N shares;

•	Exchanges between Family Funds, if purchasing the same class of shares;

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UBS Money Market Fund

•	Redemptions following the death or disability of the shareholder or beneficial owner;

•	Tax-free returns of excess contributions from employee benefit plans;

•	Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•	Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

• are limited annually to no more than 12% of the original account value;

• are made in equal monthly amounts, not to exceed 1% per month;

• the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•	Redemptions of shares purchased through certain retirement plans; and

•	Redemptions made for distribution from certain retirement plans (accounts).

Note on sales charge waivers for Class B and Class C shares and the Automatic Cash Withdrawal Plan for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the fund’s SAI. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

•	Information or records regarding shares of the fund or other funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•	Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund’s Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the fund’s distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the fund’s Web site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_funds.html. The information is presented in a clear and prominent format and you can click on links to see the information.

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UBS Money Market Fund

Buying shares
You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement by asking your Financial Advisor to exchange shares of another Family Fund for shares of the corresponding class of the fund. Otherwise, you may acquire fund shares by writing to the fund’s transfer agent, as described below, and requesting an exchange of shares of another Family Fund for shares of the corresponding class of the fund.

The fund and UBS Global AM have the right to reject any purchase order and to suspend the offering of the fund’s shares for a period of time or permanently.

Minimum investments:
To open an account	None
To add to an account	None

The fund may impose minimum investment requirements at any time.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase of shares. UBS Financial Services Inc. currently charges a fee of $5.25 as of the date of this prospectus.

Selling shares
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class B.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund’s transfer agent, you may sell them as explained below.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 as of the date of this prospectus.

Also, if conditions exist that make cash payments undesireable, the fund reserves the right to honor any request for redemption by making payments in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

Exchanging shares
You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds which currently offer them.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares.

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UBS Money Market Fund

However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Certain other Family Funds may not offer each class of shares. There may not be a corresponding class of shares for you to exchange into in some Family Funds.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund’s transfer agent, you may exchange your shares as explained below.

The fund may modify or terminate the exchange privilege at any time.

Transfer agent
If you wish to invest in any of the Family Funds through the fund’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling and/or exchanging into;

•	The dollar amount or number of shares you want to sell and/or exchange; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares of other Family Funds (along with a check), and letters requesting redemptions of shares or exchanges of shares of other Family Funds or the fund through the transfer agent, should be mailed to:

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UBS Money Market Fund

PNC Global Investment Servicing (U.S.) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Transfer of account limitations
If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from PNC Global Investment Servicing (U.S.) Inc.

Should you decide to sell your shares of the fund in lieu of transfer, you will pay a deferred sales charge, if applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

UBS Global AM (US) (not the fund) also may pay fees to entities that make shares of the fund available to others. The amount of these fees will be negotiated between UBS Global AM (US) and the entity.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods

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UBS Money Market Fund

as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the fund’s board of directors (“board”) has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices which may apply to exchanges from or into the fund. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund’s prospectus.

Pricing and valuation
The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund calculates net asset value on days that the NYSE is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order.

16	UBS Global Asset Management

UBS Money Market Fund

If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to:securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the fund’s portfolio securities and other instruments may also result from thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such investment company will be its net asset value at the time the fund’s shares are priced. Each investment company (other than money market funds) calculates its net asset value based on the current market or other value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

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UBS Money Market Fund

Management

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s investment advisor and administrator. UBS Global AM, a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the Securities and Exchange Commission. As of March 31, 2010, UBS Global AM had approximately $143 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management Division, which had approximately $560 billion in assets under management worldwide as of March 31, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees
For the most recent fiscal year ended February 28, 2010, UBS Global AM was entitled to advisory and administration fees from the fund at the annual contract rate of 0.50% of the fund’s average daily net assets; however, fee waivers/expense reimbursements effectively resulted in the waiver of all of the advisory fees for such period.

UBS Global AM has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through June 30, 2011 (excluding interest expense, if any, and extraordinary items) would not exceed the following: Class A, 0.95%, Class B, 1.45%, and Class C, 1.45%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM’s three year recoupment rights will survive. In addition, UBS Global AM may further voluntarily undertake to waive fees and/or reimburse expenses.

A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract is available in the fund’s semiannual report to shareholders for the fiscal period ended August 31, 2009.

Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, reorganize itself or its classes of shares or cease operations and liquidate.

18	UBS Global Asset Management

UBS Money Market Fund

Dividends and taxes

Dividends
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have lower dividends than Class A shares.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund’s transfer agent if you invested in the fund through its transfer agent). Shares do not earn dividends on the day they are purchased but do earn dividends on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded up or down each day with respect to an investor’s fund account to the nearest $0.01. As a result, fund account balances that earn daily dividends of less than one-half of one cent on any given day will not accrue dividends on that day.

Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale or exchange of your fund shares so long as the fund maintains a share price of $1.00.

The fund may be required to withhold a 28% (currently scheduled to increase to 31% after 2010) federal tax on all dividends payable to you

•	if you fail to provide your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

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UBS Money Market Fund

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate).

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the SAI.

20	UBS Global Asset Management

UBS Money Market Fund

Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. The fund’s Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

Beginning October 7, 2010, the fund will disclose on UBS Global AM’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. In addition, effective December 7, 2010, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Form N-MFP will be available on the SEC’s Web site, on a delayed basis; UBS Global AM’s Web site will also contain a link to these filings which would become publicly available two months after filing with the SEC. (For example, the fund’s first filing on Form N-MFP in December 2010 would become publicly available in February 2011, at which time there would be a link on UBS Global AM’s Web site to that SEC filing.)

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

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UBS Money Market Fund

Financial highlights

The following financial highlights tables are intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

	Class A

	For the years ended February 28 or 29,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.001		0.011		0.040	0.039	0.017
Net realized gains (losses) from investment activities	—		0.000	(1)	0.000 (1)	—	(0.000	)(1)
Dividends from net investment income	(0.001)		(0.011)		(0.040)	(0.039)	(0.017)
Distributions from net realized gains from investment activities	(0.000	)(1)	(0.000	)(1)	—	—	—

Total dividends and distributions	(0.001)		(0.011)		(0.040)	(0.039)	(0.017)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return(2)	0.10%		1.13%		4.07%	3.92%	1.72%

Ratios/supplemental data:
Net assets, end of year (000’s)	$21,651		$37,478		$19,346	$20,469	$10,380
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.21%		0.50%		0.95%	1.17%	1.86%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.46%		1.50%		1.97%	1.74%	1.86%
Net investment income to average net assets	0.11%		0.94%		3.86%	4.10%	1.69%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

22	UBS Global Asset Management

UBS Money Market Fund

Class B

For the years ended February 28 or 29,

2010		2009		2008	2007	2006

$1.00		$1.00		$1.00	$1.00	$1.00

0.000	(1)	0.006		0.035	0.034	0.012
—		0.000	(1)	0.000 (1)	—	(0.000	)(1)
(0.000	)(1)	(0.006)		(0.035)	(0.034)	(0.012)
(0.000	)(1)	(0.000	)(1)	—	—	—

(0.000	)(1)	(0.006)		(0.035)	(0.034)	(0.012)

$1.00		$1.00		$1.00	$1.00	$1.00

0.02%		0.62%		3.55%	3.41%	1.21%

$240		$1,218		$605	$521	$1,744

0.33%		1.04%		1.45%	1.92%	2.33%

2.04%		2.06%		2.65%	2.36%	2.33%
0.01%		0.45%		3.42%	3.24%	1.02%

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UBS Money Market Fund

Financial highlights (concluded)

	Class C

	For the years ended February 28 or 29,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.000	(1)	0.006		0.035	0.033	0.012
Net realized gains (losses) from investment activities	—		0.000	(1)	0.000 (1)	—	(0.000	)(1)
Dividends from net investment income	(0.000	)(1)	(0.006)		(0.035)	(0.033)	(0.012)
Distributions from net realized gains from investment activities	(0.000	)(1)	(0.000	)(1)	—	—	—

Total dividends and distributions	(0.000	)(1)	(0.006)		(0.035)	(0.033)	(0.012)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return(2)	0.03%		0.62%		3.56%	3.40%	1.19%

Ratios/supplemental data:
Net assets, end of year (000’s)	$5,138		$13,232		$5,377	$1,835	$1,709
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.32%		1.02%		1.45%	1.78%	2.40%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.95%		2.01%		2.41%	2.36%	2.40%
Net investment income to average net assets	0.02%		0.42%		3.26%	3.45%	1.19%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports Additional information about the fund’s investments is available in its annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and shareholder reports and the availability of the SAI and shareholder reports via a toll free number, the advisor has not made the SAI and shareholder reports available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the fund:

• For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

• Free, from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

UBS Master Series, Inc.—UBS Money Market Fund Investment Company Act File No. 811-4448

© 2010 UBS Global Asset Management (US) Inc. All rights reserved.

Item No. S056

UBS Money Market Fund Prospectus

June 28, 2010